                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Michael B. Richings, Howard M. Harlan and Gregory G. Marlier, and
each of them, his true and lawful attorneys-in-fact and agents with power to sign for him and in his name, place and stead, in any and all capacities, Forms
3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of
1934 and the rules thereunder (and any successor or alternate provisions thereto), any and all amendments thereto, any and all exhibits and other documents necessary or incidental in connection therewith, and any other forms or reports the undersigned may be required to file in connection with the undersigned's ownership, acquisition, or disposition of securities of Vista Gold
Corp., and to file the same with the Securities and Exchange Commission, hereby granting to said attorneys-in-fact and agents, and each of them, full power of substitution and revocation in the premises, and generally to do and perform each and every act and thing which they, or any of them, may deem necessary or advisable to facilitate compliance by the undersigned with the provisions of said Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder (and any successor or alternate provisions thereto), as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any substitute or substitutes for any or all of them, may do or cause to be done by virtue of these presents.

         This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by Vista Gold
Corp., unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has hereunto executed this Power of
Attorney this 8th day of August 2005.

/s/ Robert Quartermain                  8-8-05
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Robert Quartermain                     Date